Exhibit 10.5

Certain information marked as [***] has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

REOGEN LIMITED (formerly known as Hologen Neuro AI Limited)

DEED OF AMENDMENT TO FRAMEWORK AGREEMENT

Dated as of June 22, 2026

This DEED is dated June 22, 2026 and is made by and among:

PARTIES

(1)

Hologen Limited, a non-cellular company limited by shares incorporated in Guernsey with company number 74905 whose registered office is at PO Box 650, 1st Floor, Royal Chambers, St. Julian’s Avenue, St. Peter Port, GY1 3JX, Guernsey (“Hologen”);

(2)

Reogen Limited, a non-cellular company limited by shares incorporated in Guernsey with company number 74942 whose registered office is at PO Box 650, 1st Floor, Royal Chambers, St Julian’s Avenue, St Peter Port, GY1 3JX, Guernsey (the “Company”);

(3)

MeiraGTx Neuro UK Limited, a private company limited by shares incorporated in England with company number 16108121 and having its registered office at 92 Britannia Walk, London N1 7NQ UK (“MeiraGTx”); and

(4)	MeiraGTx Holdings plc, a Cayman Islands exempted company having a place of business at 655 Third Avenue, Suite 1115, New York, NY 10017, USA (“MeiraGTx Holdings”),

(each a “Party” and together the “Parties”).

BACKGROUND

(A)	The Parties entered into a framework agreement dated March 9, 2025, as amended from time to time (the “Framework Agreement”).
(B)	The Parties wish to amend the Framework Agreement as set out in this deed with effect from the date of this deed (“Variation Date”).
1.	TERMS DEFINED IN THE FRAMEWORK AGREEMENT

In this deed, expressions defined in the Framework Agreement and used in this deed have the meaning set out in the Framework Agreement unless otherwise defined. The rules of interpretation set out in the Framework Agreement apply to this deed.

2.	VARIATION
2.1	With effect from the Variation Date, the Parties agree the following amendments to the Framework Agreement:

a) Section 9.2(a)	Section 9.2(a) (Distribution Amounts) is amended to
(Distribution	read as follows:
Amounts) amended:

“(a)    Distribution Amounts. The Parties agree that, subject at all times to the applicable provisions of the Act, and subject to Section 9.3, whenever the amount of a dividend to be paid is to be ascertained:

(i)    the total profits of the Company available for distribution within the meaning given in the Act (the “Distributable Profits”), shall be determined by the Board of Directors by reference to the audited accounts for the relevant financial year;

(ii) the Board of Directors shall identify amounts (the “Retained Amounts”) which they consider (having regard to all other sources of funding available to the Company) should be retained in order:

(A) to meet reasonably foreseeable commitments and contingencies;

(B) to develop the Business in accordance with the approved Budget and the terms of this Agreement;

(C)    to ensure that there is no breach of any covenant or undertaking given by the Company to any lender at the time of the payment and, in the opinion of the Board of Directors, there is not likely to be such a breach within the following [***]; and

(D) to maintain the sound financial standing of the Company.

(iii)    such percentage as the Board of Directors determines of the balance (if any) remaining after deducting the Retained Amounts from the Distributable Profits shall be used in accordance with Section 9.2(b).

(iv)    the Board of Directors will ensure, having regard to the most recent accounts of the Company and any other relevant information / records they deem necessary that the Company satisfies the solvency test as set out in the Act, which requires that:

(A) the Company is able to pay its debts as they become due;

(B) the value of the Company’s assets is greater than the value of its liabilities; and

(C) the Company satisfies any other requirement in its New Articles or this Agreement.

b) Section 9.2(b) (Liquidating	Section 9.2(b) (Liquidating and Non-Liquidating Distributions) is amended to read as follows:
and Non-Liquidating
Distributions) amended:

“(b) Liquidating and Non-Liquidating Distributions. Any Distributions, including any Distribution made in connection with any liquidation or winding up of the Company, any Deemed Liquidation Event or any Subsidiary Change of Control, shall be made as follows:

[***]”

2.2

This deed shall constitute a valid amendment of the Framework Agreement, pursuant to, and in accordance with, Section 22 (Amendments to Agreement) thereof. Except as set out in Section 2.1 above, the Framework Agreement shall continue in full force and effect.

2.3	To the extent of any conflict between the terms of the Framework Agreement and this deed, the terms of this deed shall prevail.
3.	GOVERNING LAW

This deed and the rights of the Parties hereunder arising out of or related to this deed or the transactions contemplated hereunder shall be governed by and construed in accordance with the laws of England and Wales, without regard to any conflicts-of-laws principles that would cause the application of laws of any jurisdiction other than those of England and Wales.

4.	JURISDICTION
4.1

Each party irrevocably agrees that the Courts of England shall have exclusive jurisdiction in relation to any dispute or claim arising out of or in connection with this deed or its subject matter, existence, negotiation, validity, termination or enforceability (including non-contractual disputes or claims).

4.2

To the extent not prohibited by applicable law, each party hereto waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in the above-named court, any claim that such party is not subject personally to the jurisdiction of such court, that such party’s property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this deed or the subject matter thereof, may not be enforced in or by such court.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

IN WITNESS WHEREOF, the parties intending to be bound have caused this deed to be executed and delivered as a DEED on the date specified at the beginning of this deed by their duly authorized representatives.

EXECUTED as a DEED by

HOLOGEN LIMITED
/s/ Henry Smith
acting by a director in the presence of:
Alternative Director for Andrew Henton

Witness’ signature:	/s/ Elliot Dean Worrall

Name (print):	Elliot Dean Worrall

Occupation:	[***]

Address:	[***]

[Signature Page to Deed of Amendment]

EXECUTED as a DEED by

REOGEN LIMITED
/s/ Henry Smith
acting by a director in the presence of:
Alternative Director for Andrew Henton

Witness’ signature:	/s/ Elliot Dean Worrall

Name (print):	Elliot Dean Worrall

Occupation:	[***]

Address:	[***]

[Signature Page to Deed of Amendment]

EXECUTED as a DEED by

MEIRAGTX NEURO UK LIMITED

acting by a director in the presence of:	/s/ Rich Giroux

Director

Witness’ signature:	/s/ Robert Wollin

Name (print):	Robert Wollin

Occupation:	[***]

Address:	[***]

[Signature Page to Deed of Amendment]

EXECUTED as a DEED by

MEIRAGTX HOLDINGS PLC

acting by a director in the presence of:	/s/ Rich Giroux

Director

Witness’ signature:	/s/ Robert Wollin

Name (print):	Robert Wollin

Occupation:	[***]

Address:	[***]

[Signature Page to Deed of Amendment]